                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 7, 1997
                                                        ------------------------



                     BOETTCHER WESTERN PROPERTIES III LTD.
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                   COLORADO                                             0-11502                               84-0911344
------------------------------------------------------------------------------------------------------------------------------------
(State or other jurisdiction of incorporation)                  (Commission File Number)           (IRS Employer Identification No.)


         77 West Wacker Drive                                     Chicago, IL                                     60601
------------------------------------------------------------------------------------------------------------------------------------
(Address of principal executive office)                                                                         (Zip code)



Registrant's telephone number, including area code  (312) 574-6000
                                                    ----------------------------

                                     N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5. Other Events

On July 17, 1997, the Partnership entered into a contract to sell the land, related improvements and personal property of the retail center known as Venetian Square Shopping Center ("Venetian") located in Stockton, California. An affiliate of the purchaser is currently employed by the Partnership as the property manager of Venetian. Other than this business relationship, the purchaser is not affiliated in any way with the Partnership, the Managing General Partner or its affiliates. The prospective purchaser's due diligence period expired on October 7, 1997. The sale of Venetian is now primarily contingent upon the majority vote of the Partnership's limited partners to approve the sale as provided in the Partnership agreement. Closing is subject to customary conditions. If the prospective purchaser does not close for reasons other than the fault of the Partnership, the Partnership will be entitled to keep an aggregate of $60,000 of earnest money.

Contingent upon the closing of the proposed sale and majority vote of the Partnership's limited partners to approve, the General Partner will proceed to dissolve and liquidate the Partnership in accordance with the Partnership agreement.



Item 7. Financial Statements and Exhibits

(a)     Financial Statements--Not applicable.

(b) Pro forma financial information--See pages 4 through 7 filed as part of this report.

(c)     Exhibits


        10.19 Contract of Purchase and Sale Agreement for Venetian Square Shopping Center by and between Boettcher Western Properties III Ltd., as seller, and M. Phillip Cardoza., as buyer, dated July 17, 1997.

        10.20 First amendment to Purchase and Sale Agreement for Venetian Square Shopping Center by and between Boettcher Western Properties III Ltd., as seller, and M. Phillip Cardoza, as buyer, effective October 7, 1997.

                                   SIGNATURE
                                   ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                BOETTCHER WESTERN PROPERTIES III LTD.
                                -------------------------------------
                                            (Registrant)

                                        By:   Boettcher Properties, Ltd.
                                              Managing General Partner

                                        By:   BPL Holdings, Inc.
                                              General Partner

Dated: October 22, 1997                       By: /s/ Thomas M. Mansheim
                                                  ----------------------
                                                  Treasurer; Principal Financial
                                                  and Accounting Officer of the
                                                  Partnership

                     BOETTCHER WESTERN PROPERTIES III LTD.
                            (A Limited Partnership)
                            Pro Forma Balance Sheet
                                 June 30, 1997
                                  (Unaudited)


                                                             Pro Forma Adjustments
                                                             ---------------------
                                            Historical        Sale of    Liquidation &     Pro Forma
                                           June 30, 1997      Venetian    Dissolution    June 30, 1997
                                           -------------    -----------  --------------  -------------
Assets
------
Real estate held for sale                     $5,569,588    $(5,569,588)   $          -            $ -

Cash and cash equivalents, at cost
 which approximates market value                 789,484      3,147,321     (3,936,805)              -
Accounts receivable and other assets             137,835       (137,835)              -              -
Debt issuance costs, net of accumulated
  amortization of $43,673                          3,409         (3,409)              -              -
                                              ----------    ------------   ------------              -

     Total Assets                             $6,500,316    $(2,563,511)   $(3,936,805)            $ -
                                              ==========    ============   ============            ===


Liabilities and Partners' Capital
---------------------------------

Mortgages payable, net of unamortized
  debt discount of $2,509                     $3,204,118    $(3,204,118)   $          -            $ -
Payable to managing general partner              126,030               -       (23,854)              -
                                                                              (102,176)
Tenants' deposits                                 38,458        (38,458)              -              -
Accounts payable and accrued liabilities         293,812       (293,812)              -              -
Unearned rental income                             7,041         (7,041)              -              -
                                              ----------    ------------   ------------            ---
  Total Liabilities                            3,669,459     (3,543,429)      (126,030)              -
                                              ----------    ------------   ------------            ---

Partners' Capital:
  General partners                              (111,975)         9,799        102,176               -
  Limited partners                             2,942,832        970,119     (3,912,951)              -
                                              ----------    ------------   ------------            ---

  Total Partners' Capital                      2,830,857        979,918     (3,810,775)              -
                                              ----------    ------------   ------------            ---

  Total Liabilities & Partners' Capital       $6,500,316    $(2,563,511)   $(3,936,805)            $ -
                                              ==========    ============   ============            ===

See accompanying notes to financial statements.

                     BOETTCHER WESTERN PROPERTIES III LTD.
                            (A Limited Partnership)
                       Pro Forma Statement of Operations
                    For the nine months ended June 30, 1997
                                  (Unaudited)


                                                                           Pro Forma Adjustments
                                                                           ---------------------
                                                        Historical                                        Pro Forma
                                                     Nine Months Ended        Sale of Venetian,       Nine Months Ended
                                                       June 30, 1997      Liquidation & Dissolution     June 30, 1997
                                                     -----------------    -------------------------   -----------------
Revenue:
  Rental income                                            $593,969               $(593,969)                 $   -
  Tenant reimbursements for common
   area charges, insurance and taxes                        203,583                (203,583)                     -
  Other income                                               48,169                 (48,169)                     -
                                                           --------               ---------                  -----
                                                            845,721                (845,721)                     -
                                                           --------               ---------                  -----

Expenses:
  Interest, including amortization of debt
   discount and debt issuance costs                         274,831                (274,831)                     -
  Property taxes                                             64,624                 (64,624)                     -
  Fees and reimbursements to
   managing general partner                                  76,395                 (76,395)                     -
  Other management fees                                      35,160                 (35,160)                     -
  Repairs and maintenance                                   102,207                (102,207)                     -
  Utilities                                                  26,433                 (26,433)                     -
  Other administrative                                       68,820                 (68,820)                     -
  Environmental                                               7,825                  (7,825)                     -
                                                           --------               ---------                  -----
                                                            656,295                (656,295)                     -
                                                           --------               ---------                  -----

          Net earnings (loss)                              $189,426               $(189,426)                 $   -
                                                           ========               =========                  =====


Net earnings per limited partnership unit
  using the weighted average number of
  limited partnership units outstanding
  of 22,000                                                $   8.61               $   (8.61)                 $   -
                                                           ========               =========                  =====

See accompanying notes to financial statements.

                     BOETTCHER WESTERN PROPERTIES III LTD.
                            (A Limited Partnership)
                       Pro Forma Statement of Operations
                     For the year ended September 30, 1996
                                  (Unaudited)

                                                                                 Pro Forma Adjustments
                                                                               --------------------------
                                                           Historical                                              Pro Forma
                                                           Year Ended               Sale of Venetian,              Year Ended
                                                       September 30, 1996       Liquidation & Dissolution      September 30, 1996
                                                       -------------------      --------------------------     ------------------

Revenue:
     Rental income                                          $1,323,274                 $(1,323,274)                  $     -
     Tenant reimbursements for common
      area charges, insurance and taxes                        229,628                    (229,628)                        -
     Other income                                               78,783                     (78,783)                        -
                                                            ----------                 -----------                    ------
                                                             1,631,685                  (1,631,685)                        -
                                                            ----------                 -----------                    ------
Expenses:
     Interest, including amortization of debt
      discount and debt issuance costs                         526,180                    (526,180)                        -
     Depreciation                                              317,221                    (317,221)                        -
     Property taxes                                            143,570                    (143,570)                        -
     Fees and reimbursements to managing
      general partner                                          133,530                    (133,530)                        -
     Other management fees                                      72,928                     (72,928)                        -
     Salaries of on-site property managers                      62,888                     (62,888)                        -
     Repairs and maintenance                                   170,148                    (170,148)                        -
     Utilities                                                  71,245                     (71,245)                        -
     Other  administrative                                     202,982                    (202,982)                        -
     Environmental costs                                        16,596                     (16,596)                        -
                                                            ----------                 -----------                    ------
                                                             1,717,288                  (1,717,288)                        -
                                                            ----------                 -----------                    ------

     Earnings (loss) from operations                           (85,603)                     85,603                         -

     Gain (loss) on sale of real estate
      investment                                             1,329,705                  (1,329,705)                        -
                                                            ----------                 -----------                    ------

Net earnings (loss)                                         $1,244,102                 $(1,244,102)                  $     -
                                                            ==========                 ===========                    ======

Net earnings (loss) per limited partnership unit
 using the weighted average number of
 limited partnership units outstanding of
   22,000                                                       $55.98                     $(55.98)                  $     -
                                                            ==========                 ===========                    ======


See accompanying notes to financial statements.

                     BOETTCHER WESTERN PROPERTIES III LTD.
                            (A Limited Partnership)
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


1) The unaudited pro forma balance sheet assumes that the Partnership had sold Venetian Square Shopping Center ("Venetian") for $7,275,000 and liquidated and dissolved the Partnership as of June 30, 1997. The unaudited pro forma statements of operations restate the historical operations of the Partnership for the year ended September 30, 1996, and the nine months ended June 30, 1997, by eliminating in total the operating results of the Partnership.

2) The estimated gain recognized from the sale of Venetian and estimated distribution of available funds in liquidation of the Partnership to Limited Partners as of June 30, 1997 has been computed as follows:


Gain on sale of real estate investment:
---------------------------------------
     Total contract sale price                                                        $ 7,275,000
       Less:  Net book value of real estate investment                                 (5,569,588)
              Selling commission                                                         (590,250)
              Other expenses of sale (primarily legal
               fees and title insurance)                                                  (75,000)
                                                                                      -----------
     Gain on sale                                                                       1,121,162
     Write off of non-cash assets                                                        (141,244)
                                                                                      -----------
     Net gain on sale                                                                     979,918
     Estimated expenses of liquidation and dissolution                                    (15,000)
                                                                                      -----------
     Net gain on sale and dissolution                                                 $   964,918
                                                                                      ===========

Distribution to Partners:
-------------------------
     Total contract sale price                                                        $ 7,275,000
     Selling commission                                                                  (509,250)
     Other expenses of sale (primarily legal fees and title insurance)                    (75,000)
       Less: Current liabilities of Venetian (including mortgages payable)             (3,543,429)
                                                                                      -----------
       Adjusted cash received                                                           3,147,321

              Add:  Current liquid assets of the Partnership                              789,484
              Less: Outstanding debt to Managing General Partner                          (23,854)
                    Estimated expenses of liquidation and dissolution                     (15,000)
                                                                                      -----------
              Estimated cash available for final distribution                         $ 3,897,951
                                                                                      ===========
              Estimated distribution to Limited
               Partners per $1,000 unit                                               $    177.18
                                                                                      ===========